                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549
                                     FORM 8-K

                                  CURRENT REPORT


     Pursuant to Section 13 or 15 (d) of
                         The Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  April 24, 2003



                            KEMET Corporation
-------------------------------------------------------------------------------
(Exact name of registrant as specified in its charter)




     Delaware                      0-20289                  57-0923789
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(State or other             (Commission File Number)       (IRS Employer
  jurisdiction)                                         Identification No.)


2835 KEMET Way,  Simpsonville, SC                          29681
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(Address of principal executive offices)                 (Zip Code)



Registrants telephone number, including area code:  (864) 963-6300












<PAGE 2

         KEMET Reports Financial Results for March 2003 Quarter

Greenville, South Carolina (April 21, 2003) - KEMET Corporation (NYSE:KEM) today reported financial results for the fiscal quarter and year ended
March 31, 2003. Net loss in the quarter, prior to special pre-tax charges of $19.6 million, was $(3.6) million, or $(0.04) per diluted share, and after the special pre-tax charges, was $(16.5) million, or $(0.19) per diluted share. Net loss in the fiscal year, prior to special pre-tax charges of $79.2 million, was $(3.7) million, or $(0.04) per diluted share, and after the special pre-tax charges, was $(56.0) million, or $(0.65) per diluted share. Comparisons to prior periods are as follows:












Quarter Ended
Year Ended

Mar 2003
Dec 2002
Mar 2002
Mar 2003
Mar 2002


(In Millions, Except Per Share Data)
Net Sales
$ 106.5
$ 103.7
$ 117.9
$ 447.3
$ 508.6






Before special charges (Non-GAAP)





Net earnings (loss)
   (3.6)
  (3.6)
    1.6
   (3.7)
   16.5
Net earnings (loss) per diluted





  share
  (0.04)
 (0.04)
    0.02
  (0.04)
   0.19
Special after-tax charges
   12.9
  28.1
   16.0
   52.3
   43.8
Special after-tax charges per





  diluted share
   0.15
  0.33
   0.19
   0.61
   0.51






After special charges (GAAP)





Net earnings (loss)
  (16.5)
  (31.7)
  (14.4)
  (56.0)
  (27.3)
Net earnings (loss) per diluted





  share
$ (0.19)
$ (0.37)
$ (0.17)
$ (0.65)
 $(0.32)






Management believes the non-GAAP measures provide additional information to investors related to ongoing operations. Special charges reflect employee termination costs, asset impairment charges, losses on purchase commitments, inventory charges and other restructuring costs.

"Unit shipments in the March quarter were up 7% over the December quarter, while average selling prices declined 5%," stated Dr. Jeffrey Graves, President and CEO. "KEMET continues to be impacted by the sluggishness in the electronics industry, in general, and in corporate information technology and telecommunication equipment sectors, in particular. While the uncertainty of the ongoing war on terrorism is impacting the global economy, significant advances in information and communications technologies continue at a rapid pace. "I'm excited about my new role at KEMET and the depth and expertise of our team. As KEMET always has done in the past, we will continue cost reduction efforts at the bottom of this cycle, while also maintaining our new product development initiatives and global customer service focus in order to enhance our leadership position when the market does turn positive again.

?The strategic plan that the KEMET team has developed over the past several months has three foundations necessary for us to realize our vision to be the market leader in the global capacitor industry:

* First, we must continue to excel in the execution of our easy-to-buy-from technology, quality, delivery, and service processes to enhance our position as the leader in the capacitor industry.

* Second, we must accelerate the pace of innovations, to broaden our product portfolio and increase the mix of innovative components that meet the needs of our customers? leading edge products.

* Finally, we must intensify our global mindset, holding firm to core KEMET values worldwide, while having local KEMET employees meet local customer preferences, as evidenced by our current expansion in Asia.?

As of March 31, 2003, KEMET had $263.6 million in cash and short-term investments, $100.0 million in long-term debt, and $793.3 million in
stockholders? equity.   KEMET's common stock is listed on The New York Stock
Exchange under the symbol KEM. At the Investor Relations portion of the company?s web site at http://www.KEMET.com/IR, users can subscribe to KEMET news releases and can find additional company information, including updated industry statistics charts, in the company's PowerPoint investor presentation. KEMET will hold a conference call at 8:30 am ET Tuesday, April 22, 2003, to discuss the earnings release and to provide guidance for future quarters. To access the call, participants should dial 1-800-540-0559 and reference "KEMET" as the conference call ID. An archived replay of the conference call will be available through midnight on May 20, 2003, by calling 1-800-283-4783.

BUSINESS OUTLOOK

The following statements are based on current expectations. These statements are forward-looking, and actual results may differ materially. Current negative trends in global economic conditions make it particularly difficult at present to predict product demand and other related matters.

* Sales of surface-mount capacitors were 79% and of leaded parts were 21% of total sales for the March 2003 quarter.

* By region, 49% percent of total sales for the March 2003 quarter were to customers in North America, 27% were to Asia, 22% were to Europe, and 2% were to the rest of the world.

* On January 6, 2003, KEMET announced additional workforce reductions through an early retirement program and reductions in force. During the March 2003 quarter, KEMET recognized special pre-tax charges of approximately $19.6 million related to these cost savings initiatives, with total annual cost savings anticipated to be approximately $16 million. The details of the special charges by period are as follows:












Quarter Ended
Year Ended

Mar 2003
Dec 2002
Mar 2002
Mar 2003
Mar 2002


             (In Millions)

Employee termination costs
$  18.0
$       -
$   2.9
$  27.1
$  12.8
Asset impairment charges
      -
        -
   21.5
    4.6
   32.9
Loss on commitments to





  purchase inventory
    1.6
     42.6
      -
   44.2
    6.3
Inventory charges
      -
        -
    3.7
    1.5
   10.0
Other restructuring
      -
        -
      -
    1.8
    4.5
Special pre-tax charges
$  19.6
$    42.6
$  28.1
$  79.2
$  66.5






Special after-tax charges
$  12.9
$    28.1
$  16.0
$  52.3
$  43.8













* Average selling prices for the March 2003 quarter decreased approximately 5% from average selling prices for the December 2002 quarter. As industry unit volumes increase as end demand improves, the decline in average selling prices should moderate to more normal annual declines of 6% to 8% per year.

* For fiscal 2003, KEMET anticipates maintaining our investments in key customer relationships through our direct sales and customer service professionals, as well as our investments in research and development, to maintain our competitive position in the capacitor industry.










Fiscal Year Ended *
Fiscal Quarter Ended *

1999
2000
2001
2002
2003
Jun 2002
Sep 2002
Dec 2002
Mar 2003

(In Millions)
SG&A
$52.7
$55.2
$62.3
$54.4
$54.4
$13.9
$13.3
$13.8
$13.4
R&D
$22.1
$24.9
$27.2
$26.3
$25.3
$ 6.8
$ 6.9
$ 5.6
$ 5.9







































* In the June 2002 quarter, the Income Statement presentation of SG&A and
   	R&D was changed to include depreciation and amortization expense. Amounts shown above reflect these changes.

* Capital expenditures for the March 2003 quarter were $5 million. "Production capacity" is equipment that can be added incrementally during the year as market demand dictates. "Facilities and cost reduction" are long-term investments that maintain KEMET's ability to be cost competitive and to add space for new equipment lines as needed to respond to market demands.



Fiscal Year Ended
Fiscal Quarter Ended





















1999
2000
2001
2002
2003
Jun 2002
Sep 2002
Dec 2002
Mar 2003

(In Millions)
Production capacity
$ 35
$ 61
$135
$ 47
$ 18
$  5
$  5
$  4
$  4
Facilities & cost reduction
  24
  21
  76
  31
   4
   -
   1
   2
   1

$ 59
$ 82
$211
$ 78
$ 22
$  5
$  6
$  6
$  5
































* During the March 2003 quarter, inventories decreased $26 million to $184 million from $210 million at December 31, 2002. Raw materials and supplies decreased $11 million in the March 2003 quarter, and finished goods and work in process decreased $15 million.









Mar 1999
Mar 2000
Mar 2001
Mar 2002
Jun 2002
Sep 2002
Dec 2002
Mar 2003

(In Millions)
Raw materials and supplies
$  45
$  53
$ 115
$ 118
$ 108
$  97
$ 102
$  91
Work in process and finished goods
   81
   78
  149
  141
  133
  120
  108
   93

$ 126
$ 131
$ 264
$ 259
$ 241
$ 217
$ 210
$ 184










* Cash and short-term investments during the March 2003 quarter decreased $19 million to $264 million from $283 million at December 31, 2002. Cash primarily decreased due to a pension contribution of approximately $25 million and capital expenditures of $5 million.
* The Board of Directors has authorized the purchase of up to 8.0 million shares of common stock on the open market. As of March 31, 2003, the net results of the company?s stock repurchase program were purchases of a total of 2,100,000 shares at a weighted average cost of $18.34 per share. The company has remaining outstanding put option obligations for approximately 300,000 shares under the program at a net put price of $8.75 per share. The amount and timing of purchases will depend on market conditions and other factors.

QUIET PERIOD
Beginning June 1, 2003, KEMET will observe a Quiet Period during which the Business Outlook as provided in this news release and the company?s annual report on Form 10-K will no longer constitute the company?s current expectations. During the Quiet Period, the Business Outlook in these documents should be considered to be historical, applying prior to the Quiet Period only and not subject to update by the company. During the Quiet Period, KEMET Electronics Corp representative will not comment concerning the Business Outlook or KEMET?s financial results or expectations. The Quiet Period will extend until the day when KEMET?s next quarterly earnings release is published.


This release contains certain forward-looking statements within the meaning of
Section 21E of the Securities Exchange Act of 1934, as amended. We intend that these forward-looking statements be subject to the safe harbor created by that provision. These forward-looking statements involve risks and uncertainties and include, but are not limited to, statements regarding future events and our plans, goals, and objectives. Our actual results may differ materially from these statements. These risks, trends, and uncertainties, which in some instances are beyond our control, include: risks associated with the cyclical nature of the electronics industry, the requirement to continue to reduce the cost of our products, the competitiveness of our industry, an increase in the cost of our raw materials, the location of several of our plants in Mexico, and the possible loss of key employees. Although we believe that the assumptions underlying the forward-looking statements are reasonable, any of the assumptions could prove to be inaccurate. Therefore, we can give no assurance that the results contemplated in these forward-looking statements will be realized. The inclusion of this forward-looking information should not be regarded as a representation by our company or any person that the future events, plans, or expectations contemplated by our company will be achieved. Furthermore, past performance in operations and share price is not necessariy predictive of future performance.

UNAUDITED FINANCIAL HIGHLIGHTS
(Dollars in Thousands Except Per Share Data)


Three months ended
Twelve months ended

March 31,
March 31,

2003
2002
2003
2002
Income Statement Data:




Net sales
$ 106,504
$ 117,902
$ 447,332
$ 508,555

Cost of goods sold
   95,644
  100,215
  388,778
  412,510
Selling, general and administrative expenses
   13,406
   12,961
   54,390
   54,420
Research and development
    5,938
    6,503
   25,268
   26,334
Restructuring and impairment charges
   19,615
   24,351
   75,898
   55,656





Operating income (loss)
  (28,099)
  (26,128)
  (97,002)
  (40,365)





Interest expense
    1,365
    1,360
    4,599
    6,736
Interest income
     (767)
   (1,418)
   (3,818)
   (9,809)
Other expense (income)
     (578)
     (562)
   (9,889)
    3,438
Income tax expense (benefit)
  (11,582)
  (11,097)
  (31,906)
  (13,441)





Net earnings (loss)
$ (16,537)
$ (14,411)
$ (55,988)
$ (27,289)





Earnings Per Share Data:




Net earnings (loss) per share:




   Basic
$   (0.19)
$   (0.17)
$   (0.65)
$   (0.32)
   Diluted
$   (0.19)
$   (0.17)
$   (0.65)
$   (0.32)





Weigh-average shares outstanding




   Basic
86,230,198
85,873,025
86,167,563
85,773,763
   Diluted
86,230,198
85,873,025
86,167,563
85,773,763

KEMET CORPORATION AND SUBSIDIARIES
UNAUDITED CONSOLIDATED BALANCE SHEETS
(Dollars in Thousands)
ASSETS
March 31, 2003
December 31, 2002
Cash and cash equivalents
$   263,585
$   282,865
Short-term investments
          -
          -
Accounts receivable, net
     45,418
     41,286
Inventories
    184,074
    209,890
Income tax refund receivable
     24,640
          -
Prepaid expenses and other current assets
      6,120
      4,110
Deferred income taxes
     23,947
     28,595
  Total current assets
    547,784
    566,746
Property, plant and equipment, net
    485,166
    497,851
Intangible assets, net
     41,560
     41,799
Other assets
     26,500
     23,861



      Total assets
$ 1,101,010
$ 1,130,257



LIABILITIES AND STOCKHOLDERS? EQUITY





Accounts payable, trade
$    49,171
$    52,192
Accrued expenses
     35,078
     34,943
Income taxes payable
          -
        758
  Total current liabilities
     84,249
     87,893
Long-term debt
    100,000
    100,000
Other non-current obligation
     57,617
     74,016
Deferred income taxes
     65,869
     58,811
  Total liabilities
    307,735
    320,720



Common Stock
        879
        878
Additional paid-in capital
    318,546
    318,515
Retained earnings
    506,913
    523,451
Accumulated other comprehensive income
     (2,995)
     (3,047)
Treasury stock, at cost
    (30,068)
    (30,260)
  Total stockholders? equity
    793,275
    809,537



     Total liabilities and stockholders? equity
$ 1,101,010
$ 1,130,257